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                                                                    EXHIBIT 10.1

                           INDEMNIFICATION AGREEMENT


  THIS INDEMNIFICATION AGREEMENT (the "Agreement") is dated as of May __, 1998 between GOODNOISE CORPORATION, a Florida corporation (the Company"), and ___________________________ (the "Indemnitee").

  WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

  WHEREAS, Indemnitee is or is proposed as a director or officer of the Company;

  WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of both public and private companies in today's environment; and

  WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to induce or enhance Indemnitee's continued service to the Company in an effective manner and in part to provide Indemnitee with specific contractual assurance that the indemnification protection provided by the Articles of Incorporation and the Bylaws of the Company will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Articles of Incorporation and the Bylaws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), and in order to induce Indemnitee to continue to provide services to the Company as a director thereof, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

  NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, another enterprise, and intending to be legally bound hereby, the parties agree as follows:

  1.  CERTAIN DEFINITIONS.
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      (a)  Change in Control: shall be deemed to have occurred if (i) any
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"person" (as such term is used in Sections 13(d) and 14(d) of the Securities
Exchange Act of 1934, as amended (the "Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or
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nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets.

      (b)  Claim: any threatened, pending or completed action, suit, proceeding
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or alternate dispute resolution mechanism, or any inquiry, hearing or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternate dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

      (c)  Expenses: include attorneys' fees and all other costs, travel
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expenses, fees of experts, transcript costs, filing fees, witness fees, telephone charges, postage, delivery service fees, expenses and obligations of any nature whatsoever paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

      (d)  Indemnifiable Event: any event or occurrence that takes place either
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prior to or after the execution of this Agreement related to the fact that
Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

      (e)  Potential Change in Control: shall be deemed to have occurred if (i)
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the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; (iii) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by five percent (5%) or more over the percentage so owned by such person on the date hereof; or (iv) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

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      (f)  Reviewing Party: any appropriate person or body consisting of a
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member or members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

      (g)  Independent Legal Counsel: Independent Legal Counsel shall refer to
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an attorney who is a partner of a lawfirm with a generalized recognized expertise in corporate and securities law, selected by the Company with the prior written consent of the Indemnitee which consent shall not be unreasonably withheld, who shall not have otherwise performed services for the Company or Indemnitee within the last five years (other than in connection with seeking indemnification under this Agreement). Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

      (h)  Voting Securities: any securities of the Company which vote generally
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in the election of directors.

  2.  BASIC INDEMNIFICATION ARRANGEMENT.
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      (a)  In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reasons of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law as soon as practicable but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement. If so requested by Indemnitee, the Company shall advance (within five (5) business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary and except as provided in Section 3, prior to a
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Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Claim.

      (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party
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shall not have determined that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition
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that, if, when and to the extent that the Reviewing Party determines that
Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to

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be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be an Independent Legal Counsel. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Florida having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, or the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

  3.  INDEMNIFICATION FOR ADDITIONAL EXPENSES.  The Company shall indemnify
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Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within five business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted against or in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Articles of Incorporation or Bylaws of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

  4.  PARTIAL INDEMNITY, ETC.  If Indemnitee is entitled under any provision of
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this Agreement to indemnification by the Company for some or a portion of the
Expenses, judgment, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in party an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

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  5.  DEFENSE TO INDEMNIFICATION, BURDEN OF PROOF AND PRESUMPTIONS.  It shall be
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a defense to any action brought by the Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for expenses incurred in defending a claim in advance of its final disposition where the required undertaking has been tendered to the Company) that the Indemnitee has not met the standards of conduct that make it permissible under the Florida Business Corporation Act for the Company to indemnify the Indemnitee for the amount claimed. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of providing such a defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action by the Indemnitee that Indemnification of the claimant is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the Florida Business Corporation
Act, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

  6.  NON-EXCLUSIVITY, ETC..  The rights of Indemnitee hereunder shall be in
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addition to any other rights Indemnitee may have under the Articles of
Incorporation or Bylaws of the Company or the Florida Business Corporation Act or otherwise. To the extent that a change in the Florida Business Corporation Act (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Articles of Incorporation and Bylaws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall be entitled by this Agreement to the greater benefits so afforded by such change.

  7.  NO CONSTRUCTION AS EMPLOYMENT AGREEMENT.  Nothing contained herein shall
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be construed as giving Indemnitee any right to be retained in the employ of the
Company or its subsidiaries, if any.

  8.  LIABILITY INSURANCE.  To the extent the Company maintains an insurance
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policy or policies providing directors' and officers' liability insurance,
Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

  9.  AMENDMENTS, ETC.  No supplement, modification or amendment of this
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Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

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  10.  SUBROGATION. In the event of payment under this Agreement, the Company
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shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

  11.  NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this
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Agreement to make any payment in connection with any claim made against
Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, the Articles of Incorporation or Bylaws of the Company or otherwise) of the amounts otherwise indemnifiable hereunder.

  12.  BINDING EFFECT, ETC.  This Agreement shall be binding upon and inure to
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the benefit of and be enforceable by the parties hereto and their spouses, heirs, personal and legal representatives and their respective successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and officer of the Company or of any other enterprise at the Company's request.

  13.  SEVERABILITY.  The provisions of this Agreement shall be severable in the
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event that any of the provisions hereof (including any provision within a single section, paragraph of sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

  14.  GOVERNING LAW.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Florida applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

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  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this
Agreement as of the date first above written.


                                        GOODNOISE CORPORATION


                                        By:_____________________________________




                                        INDEMNITEE:


                                        ________________________________________


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